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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report (Date of earliest event reported) October 16, 2003

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as company under an Indenture, dated as of March 28, 2003, providing for, inter alia, the issuance of Home Loan-Backed Note, Series 2003-HI1)


                Residential Funding Mortgage Securities II, Inc.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                               333-76246              41-1808858
--------                               ---------              ----------
(State or Other Jurisdiction of    (Commission File        (I.R.S. Employer
Incorporation)                          Number)          Identification No.)

8400 Normandale Lake Blvd.                              55437
                                                               -----
Suite 250                                                    (Zip Code)
Minneapolis, Minnesota
(Address of Principal Executive Offices)


Registrant's telephone number, including area code, is (952) 857-7000


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Item 7.     Financial Statements Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits:

     10.1 Supplement Number One to the Indenture, dated as of March 28, 2003 between Home Loan Trust 2003-HI1, as issuer and JP Morgan Chase Bank, as indenture trustee.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            RESIDENTIAL FUNDING
                                            MORTGAGE SECURITIES II, INC.


                                            By:    /s/ Mark White
                                            Name:   Mark White
                                            Title:  Vice President

Dated: October 16, 2003

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